Pension Plan	3 Months Ended
Mar. 31, 2013
Compensation and Retirement Disclosure [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]

Note 9 –Pension Plan

As of December 31, 2003, the benefit service under the pension plan had been frozen and, accordingly, there is no service cost.  As of April 30, 2009, the compensation increments had been frozen and, accordingly, no additional benefits are being accrued under the plan.

The following table presents the components of net periodic pension cost:

	Three months ended March 31
In thousands	2013	2012
Interest cost	$ 130	$ 130
Expected return on plan assets	(110)	(110)
Amortization of net actuarial loss	121	121
Net periodic pension cost	$ 141	$ 141

As of March 31, 2013, the Company has recorded a current pension liability of $1.4 million, which is included in Accrued liabilities in the Condensed Consolidated Balance Sheets, and a long-term pension liability of $5.1 million, which is included in Deferred pension liability and other in the Condensed Consolidated Balance Sheets.  The minimum required contribution for 2013 is expected to be $1.4 million.

The pension plan asset information included below is presented at fair value.  ASC 820 establishes a framework for measuring fair value and required disclosures about assets and liabilities measured at fair value.The fair values of these assets are determined using a three-tier fair value hierarchy.  Based on this hierarchy, the Company determined the fair value of its mutual stock funds using quoted market prices, a Level 1 or an observable input, and the guaranteed investment contracts and equity and index funds, a Level 2 based on observable inputs and quoted prices in markets that are not active.  The Company does not have any Level 3 pension assets, in which such valuation would be based on unobservable measurements and management’s estimates.

The following table presents the pension plan assets by level within the fair value hierarchy as of March 31, 2013:

In thousands	Level 1	Level 2	Level 3	Total
Guaranteed investment contracts	$ -	$1,764	$ -	$1,764
Mutual stock funds	1,135	-	-	1,135
Equity and index funds	-	3,281	-	3,281
Total pension plan assets	$1,135	$5,045	$ -	$6,180

In March 2010, 2011 and 2013, the Company submitted to the Internal Revenue Service requests for waivers of the minimum funding standard for its defined benefit plan for the 2009, 2010 and 2012 plan years.  The waiver requests were submitted as a result of the economic climate and the business hardship that the Company was experiencing.  The waivers for the 2009 and 2010 plan years were approved and granted subject to certain conditions and have deferred payment of $285,000 and $559,000 of the minimum funding standard for the 2009 and 2010 plan years, respectively.  If the 2012 waiver is not granted, the Pension Benefit Guaranty Corporation and the Internal Revenue Service have various enforcement remedies that can be implemented to protect the participant’s benefits, such as termination of the plan or a requirement that the Company make the unpaid contributions.  The senior lender has waived the default of non-payment of certain pension plan contributions, but in the event that any government agency takes any enforcement action or otherwise exercises any rights or remedies it may have, this shall constitute a separate and distinct event of default and the senior lender may exercise any and all rights or remedies it may have.  At this time, the Company is expecting to make its required contributions for the 2013 plan year; however there is no assurance that the Company will be able to make any or all of such payments.